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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): 12/17/2007

                               Nektar Therapeutics
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-24006

              Delaware                                    94-3134940
   (State or other jurisdiction of                      (IRS Employer
            incorporation)                            Identification No.)

                    201 Industrial Road, San Carlos, CA 94070
          (Address of principal executive offices, including zip code)

                                 (650) 631-3100
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.    Entry into a Material Definitive Agreement

      On December 17, 2007, Nektar Therapeutics AL, Corporation, an Alabama corporation and a wholly-owned subsidiary of Nektar Therapeutics ("Nektar AL"), executed Amendment No. 3 (the "Amendment") to an Exclusive Research, Development, License and Manufacturing and Supply Agreement (the "Agreement") by and among Nektar AL, Baxter Healthcare SA, ("BHSA") a Switzerland corporation, and Baxter Healthcare Corporation ("BHC"), a Delaware corporation (BHSA and BHC are collectively referred to as "Baxter"), dated September 26, 2005. As amended, the Agreement provides for the two parties to cooperate in developing PEGylated products designed to improve therapies for Hemophilia patients.

      Under the original Agreement, Nektar AL and Baxter agreed to cooperate exclusively in researching and developing products derived from the application of Nektar AL's proprietary PEGylation technology with the potential to improve the half-life of Baxter's proprietary treatments for Hemophilia A. The Amendment expands the scope of cooperation to include the application of Nektar AL's proprietary PEGylation methods with the potential to improve the half-life of Baxter's proprietary treatments for Hemophilia. Under the terms of the original Agreement, Baxter agreed to pay Nektar AL (i) up to $84 million in development and sales milestones, of which $8.5 million in development milestones have already been achieved and paid to Nektar AL, and (ii) a significant royalty varying by product and country of sale, based on annual net sales. Nektar AL's right to receive royalties in any particular country will expire upon the later of (a) ten years after the first commercial sale of the product in that country or (b) the expiration of patent rights in certain designated countries or in that particular country. Under the terms of the Amendment, Baxter will pay Nektar AL an additional amount of (i) up to $44 million in development and sales milestones, of which $6 million is to be paid upfront, and (ii) a significant royalty varying by product and country of sale, based on annual net sales. Nektar AL's right to receive royalties in any particular country will expire upon the later of (a) twelve years after the first commercial sale of the product in that country or (b) the expiration of patent rights in certain designated countries or in that particular country.

      Nektar AL will supply Baxter with its requirements for selected reagents on a cost plus basis and grant Baxter a worldwide exclusive royalty-bearing, sublicensable license under Nektar AL's patents and know-how to develop and sell PEGylated therapies for Hemophilia. Baxter will bear costs associated with research and development and control product development decisions. Each party retains rights to its own intellectual property and the ownership of jointly-developed intellectual property is allocated according to technology area, but either party may license or patent such jointly-developed intellectual property. Baxter has an option to acquire an additional license of non-PEGylated conjugation technology for hemophilia under terms to be negotiated. The Agreement is terminable by the parties under customary conditions.


Item 7.01.    Regulation FD Disclosure

      On December 20, 2007, Nektar Therapeutics issued a press release titled "Nektar Announces Agreement with Baxter to Develop New PEGylated Therapeutics," a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

      The information in Item 7.01 of this report, including the Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Nektar Therapeutics, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

      This Current Report on Form 8-K contains forward-looking statements regarding Nektar AL's agreement with Baxter. These forward-looking statements involve risks and uncertainties, including but not limited to: (i) laboratory research and clinical trials are long, expensive and uncertain processes and the successful completion of future development milestones will be required in order for Nektar AL to realize future development milestone payments and royalties under the agreement with Baxter, (ii) the risk of failure of any product that is in pre-clinical and clinical development and prior to regulatory approval such as the PEGylated products is high and can occur at any stage due to efficacy, safety or other factors, and any such failure would likely result in reduced or no further payments to Nektar AL from Baxter, (iii) the actual amount of royalties received by Nektar under the agreement will depend upon the level of annual sales of approved products (if any) subject to the agreement with Baxter,
(iv) competing alternative therapies that are currently on the market or under development could reduce the commercial potential of the PEGylated products which could materially reduce Nektar AL's royalty revenue, and sales milestones under the agreement with Baxter, (v) the agreement could be terminated under customary conditions, (vi) Baxter and Nektar AL may not be successful in obtaining regulatory approval of the PEGylated products, (vii) the PEGylated products may not achieve a minimally-acceptable commercial profile based on results of clinical trials or competing therapies that target one or more of the same indications, (viii) Nektar AL's patent applications for the PEGylated products which have not already issued may not issue, or even if such patents issue, the claims contained in such pending patents and patents that have already been issued to Nektar AL may not provide sufficient market exclusivity,
(ix) current patents and future patents that may issue may not be valid or enforceable, and (x) there is a risk of potential future third-party intellectual property disputes. Other important risks and uncertainties are detailed in Nektar Therapeutics' reports and other filings with the SEC including its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Actual results could differ materially from the forward-looking statements contained in this press release. Nektar Therapeutics undertakes no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise.

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                                  Signature(s)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Nektar Therapeutics


Date: December 20, 2007            By: /s/ Gil M. Labrucherie
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                                       Gil M. Labrucherie
                                       Senior Vice President and General Counsel

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                                  Exhibit Index

Exhibit No.     Description.
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EX-99.1         Press Release Titled "Nektar Announces Agreement with Baxter to
                Develop New PEGylated Therapeutics for Hemophilia."